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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) September 20, 2002

Inverness Medical Innovations, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	001-16789 (Commission file number)	04-3565120 (IRS Employer Identification No.)
51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453 (Address of principal executive offices)
Registrant's telephone number, including area code: (781) 647-3900
Not Applicable (Former name or former address, if changed since last report)

Inverness Medical Innovations, Inc. (the "Company") hereby amends its Current Report on Form 8-K, event date September 20, 2002, as amended, in order to file the financial statements and pro forma financial information required by Item 7 of Form 8-K.

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired.

        Audited statements of net assets to be sold of MedPointe Inc.—Wampole Division as of March 31, 2002 and 2001, and the related statements of revenues and expenses, changes in net assets to be sold and cash flows for the periods from September 29, 2001 to March 31, 2002 and April 1, 2001 to September 28, 2001 and for the year ended March 31, 2001 are contained in Exhibit 99.7 attached hereto and are incorporated herein by reference.

        Unaudited condensed statement of net assets to be sold of MedPointe Inc.—Wampole Division as of June 30, 2002, and the related statements of revenues and expenses and cash flows for the six months ended June 30, 2002 and 2001 are contained in Exhibit 99.8 attached hereto and are incorporated herein by reference.

(b)  Pro Forma Financial Information.

        Unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2001 and for the six months ended June 30, 2002, and balance sheet of the Company as of June 30, 2002, all giving pro forma effect to the Company's acquisition of the Wampole Laboratories Division of MedPointe Inc. are contained in Exhibit 99.9 attached hereto and are incorporated herein by reference.

(c)  Exhibits.

        The following exhibits are filed with this document.

Exhibit Number	Description
*+2.1	Asset Purchase Agreement among MedPointe Inc., The CPI Development Corporation, MedPointe Healthcare Inc., Inverness Medical Innovations, Inc. and W.L. Acquisition Corp. dated as of August 7, 2002±
23.1	Consent of KPMG LLP
*99.1	Subordinated Note and Warrant Purchase Agreement dated as of September 20, 2002 between the Company and the investors named therein ("Note and Warrant Purchase Agreement")
*99.2	Form of Subordinated Promissory Note issued pursuant to the Note and Warrant Purchase Agreement
*99.3	Form of Warrant pursuant to the Note and Warrant Purchase Agreement
*99.4	Subordinated Note Purchase Agreement dated as of September 20, 2002 between the Company and the investors named therein ("Note Purchase Agreement")
*99.5	Form of Subordinated Promissory Note issued pursuant to the Note Purchase Agreement
*99.6	Form of Convertible Subordinated Promissory Note issued pursuant to the Note Purchase Agreement
99.7	Audited statements of net assets to be sold of MedPointe Inc.—Wampole Division as of March 31, 2002 and 2001, and the related statements of revenues and expenses, changes in net assets to be sold and cash flows for the periods from September 29, 2001 to March 31, 2002 and April 1, 2001 to September 28, 2001 and for the year ended March 31, 2001.
99.8	Unaudited condensed statement of net assets to be sold of MedPointe Inc.—Wampole Division as of June 30, 2002, and the related statements of revenues and expenses and cash flows for the six months ended June 30, 2002 and 2001.
99.9	Unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2001 and for the six months ended June 30, 2002, and balance sheet of the Company as of June 30, 2002, all giving pro forma effect to the Company's acquisition of the Wampole Laboratories Division of MedPointe Inc.

±
Portions of this exhibit have been omitted pursuant to a request for confidential treatment.
*
previously filed
+
The Company agrees to furnish supplementally to the Securities and Exchange Commission (the "Commission") a copy of any omitted schedule or exhibit to this agreement upon request by the Commission.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
	BY:	/s/ DUANE L. JAMES Duane L. James Vice President, Finance & Treasurer
Dated: November 6, 2002

EXHIBIT INDEX

Exhibit Number	Description
*+2.1	Asset Purchase Agreement among MedPointe Inc., The CPI Development Corporation, MedPointe Healthcare Inc., Inverness Medical Innovations, Inc. and W.L. Acquisition Corp. dated as of August 7, 2002±
23.1	Consent of KPMG LLP
*99.1	Subordinated Note and Warrant Purchase Agreement dated as of September 20, 2002 between the Company and the investors named therein ("Note and Warrant Purchase Agreement")
*99.2	Form of Subordinated Promissory Note issued pursuant to the Note and Warrant Purchase Agreement
*99.3	Form of Warrant pursuant to the Note and Warrant Purchase Agreement
* 99.4	Subordinated Note Purchase Agreement dated as of September 20, 2002 between the Company and the investors named therein ("Note Purchase Agreement")
*99.5	Form of Subordinated Promissory Note issued pursuant to the Note Purchase Agreement
*99.6	Form of Convertible Subordinated Promissory Note issued pursuant to the Note Purchase Agreement
99.7
Audited statements of net assets to be sold of MedPointe Inc.—Wampole Division as of March 31, 2002 and 2001, and the related statements of revenues and expenses, changes in net assets to be sold and cash flows for the periods from September 29, 2001 to March 31, 2002 and April 1, 2001 to September 28, 2001 and for the year ended March 31, 2001.
99.8
Unaudited condensed statement of net assets to be sold of MedPointe Inc.—Wampole Division as of June 30, 2002, and the related statements of revenues and expenses and cash flows for the six months ended June 30, 2002 and 2001.
99.9
Unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2001 and for the six months ended June 30, 2002, and balance sheet of the Company as of June 30, 2002, all giving pro forma effect to the Company's acquisition of the Wampole Laboratories Division of MedPointe Inc.

±
Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

*
previously filed

+
The Company agrees to furnish supplementally to the Securities and Exchange Commission (the "Commission") a copy of any omitted schedule or exhibit to this agreement upon request by the Commission.

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SIGNATURE
EXHIBIT INDEX